                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549








                                    FORM 8-K

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 10, 1997 (October 1, 1997)


                         FIRST SOUTHERN BANCSHARES, INC
                     --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           GEORGIA                0-25478                58-217191
----------------------------    -----------       ----------------------
(State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)          File Number         dentification Number)


2727 PANOLA ROAD, LITHONIA GEORGIA                          30058
----------------------------------                          -----
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (770) 987-3511
                                                     --------------




                                 NOT APPLICABLE
                                 --------------

         (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


  On October 1, 1997, First Southern Bancshares, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Citizens Bancshares Corporation ("CBC"). Pursuant to the Agreement, the Company will merge with CBC in a stock-for-stock exchange (the "Merger"). The Merger is subject to approval of Company shareholders, federal and state bank regulatory authorities and other customary closing conditions. The Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Company and CBC issued a press release on July 29, 1997 describing merger discussions between the two parties. Such press release is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


  (a)    Not applicable.



  (b)    Not applicable.


  (c)    Exhibits


         Exhibit No.                        Description
         -----------                        -----------


           2.1 Agreement and Plan of Merger, dated as of October 1, 1997, by and between Citizens Bancshares Corporation and First Southern Bancshares, Inc.

           99.1 Press Release of Citizens Bancshares Corporation and First Southern Bancshares, Inc. dated July 29, 1997

                                 SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST SOUTHERN BANCSHARES, INC.



                                     By: /s/ James L. Young
                                         ---------------------------

                                     Its: President
                                          --------------------------



Date:  October 10, 1997

                               INDEX TO EXHIBITS




  Exhibit No.  Description                                                Page
  -----------  -----------                                                ----


     2.1 Agreement and Plan of Merger, dated as of October 1, 1997, by and between Citizens Bancshares Corporation and First Southern Bancshares, Inc.



     99.1 Press Release of Citizens Bancshares Corporation and First Southern Bancshares, Inc. dated July 29, 1997